UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2017

Cintas Corporation

(Exact Name of Registrant as Specified in its Charter)

Washington	0-11399	31-1188630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Cintas Boulevard, P.O. Box 625737 Cincinnati, Ohio	45262-5737
(Address of Principal Executive Offices)	(Zip Code)

(513) 459-1200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 21, 2017, G&K Services, Inc. (“G&K Services”), a Minnesota corporation and wholly owned indirect subsidiary of Cintas Corporation (“Cintas”) entered into an Amended and Restated Note Purchase Agreement (the “A&R Note Purchase Agreement”) among the Issuer and the Note holders party thereto. Pursuant to the A&R Note Purchase Agreement, the 3.73% Series A Senior Notes due April 15, 2023 and the 3.88% Series B Senior Notes due April 15, 2025 (collectively, the “Notes”) were deemed to be amended and restated. Interest on each tranche of Notes is payable semiannually.

The obligations of G&K Services under the Notes have been guaranteed by Cintas, G&K Services Co. and certain of Cintas’ material domestic subsidiaries (collectively, the “Guarantors”). Additional subsidiaries of Cintas may become Guarantors of the Notes in accordance with the terms set forth in the A&R Note Purchase Agreement.

The A&R Note Purchase Agreement contains customary covenants, including, without limitation, covenants applicable to G&K Services, Cintas, the Guarantors and their affiliates limiting priority indebtedness and liens. In particular, the A&R Note Purchase Agreement contains the following financial covenants:

•	G&K Services is required to maintain, a leverage ratio of (a) consolidated total indebtedness to (b) consolidated EBITDA of not greater than 3.50 to 1.0, which may be increased to 3.75 to 1.0 for a period of time following certain permitted acquisitions.

•	G&K Services is required to maintain, an interest coverage ratio of (a) consolidated EBITDA to (b) consolidated interest expense of at least 3.00 to 1.00.

•	G&K Services will not, at any time, permit the aggregate amount of all priority debt to exceed an amount equal to 15% of consolidated total capitalization (as such terms are defined in the A&R Note Purchase Agreement).

The A&R Note Purchase Agreement has customary events of default. Upon an event of default (1) by agreement of holders representing a majority of the outstanding Notes, the Note holders may accelerate amounts outstanding thereunder (which occurs automatically in the event of various bankruptcy and insolvency proceedings) and (2) any Note holder may accelerate payment of its Note in the case of a payment default.

G&K Services may call all or part (so long as such part exceeds 10% of the outstanding principal amount) of the Notes for redemption upon payment of principal, accrued interest and a make-whole amount. In the event of a change of control of G&K Services, G&K Services must make an offer to purchase the Notes for the outstanding principal amount and accrued interest, but without payment of a make-whole amount. Following certain significant asset sales and subject to certain exceptions, G&K Services must offer to purchase a ratable portion of the Notes with the proceeds thereof.

2

The foregoing summary of the material terms and conditions of the A&R Note Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the A&R Note Purchase Agreement, which is attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

Effective March 21, 2017, the Note Purchase Agreement, dated as of April 15, 2013, among G&K Services and the Purchasers, was replaced by the A&R Purchase Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 21, 2017, Cintas completed its previously announced acquisition of G&K Services. Pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 15, 2016, by and among Cintas, G&K Services and Bravo Merger Sub, Inc. (“Merger Sub”), Merger Sub merged with and into G&K Services (the “Merger”), with G&K Services continuing as the surviving corporation in the Merger and becoming a wholly owned subsidiary of Cintas.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.50, of G&K Services issued and outstanding immediately prior to the Effective Time (other than (1) dissenting shares and (2) shares held by G&K Services, Cintas, Merger Sub or any of their respective wholly owned subsidiaries) was converted into the right to receive $97.50 in cash, without interest (the “Per Share Merger Consideration”).

In addition, at the Effective Time, subject to certain exceptions, each option to purchase G&K Services common stock outstanding as of the Effective Time, whether vested or unvested, was converted into the right to receive a cash payment equal to the product of (1) the total number of shares of G&K Services common stock subject to such option and (2) the amount by which the Per Share Merger Consideration exceeded the exercise price per share, less any applicable taxes. Subject to certain exceptions, as of the Effective Time, all other G&K Services equity and equity-based awards, subject to time-based or performance-based vesting conditions, were vested and converted into the right to receive the Per Share Merger Consideration provided for under their terms as were in effect immediately prior to the Effective Time.

A copy of the Merger Agreement was attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Cintas with the Securities and Exchange Commission (“SEC”) on August 16, 2016 and is incorporated herein by reference. The foregoing description of the effects of the Merger and the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statement of Business Acquired.

Cintas previously provided the financial statements required by Item 9.01(a) of Form 8-K as Exhibits 99.1 and 99.2 to its Current Report on Form 8-K filed on March 6, 2017.

(b) Pro Forma Financial Information.

Cintas previously provided the pro forma financial statements required by Item 9.01(b) as Exhibit 99.3 to its Current Report on Form 8-K filed on March 6, 2017.

(d) Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, among Cintas Corporation, G&K Services, Inc. and Bravo Merger Sub, Inc., dated as of August 15, 2016 (incorporated by reference to Exhibit 2.1 of Cintas’ Current Report on Form 8-K filed with the SEC on August 16, 2016).

4.1	Amended and Restated Note Purchase Agreement, dated as of March 21, 2017, among G&K Services, Inc. and the Note holders.

99.1	Press Release, dated March 21, 2017, issued by Cintas Corporation.

*	Certain exhibits and schedules have been omitted and Cintas agrees to furnish supplementally to the SEC a copy of any omitted exhibits and schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTAS CORPORATION

March 21, 2017	By:	/s/ J. Michael Hansen
J. Michael Hansen
Senior Vice President – Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, among Cintas Corporation, G&K Services, Inc. and Bravo Merger Sub, Inc., dated as of August 15, 2016 (incorporated by reference to Exhibit 2.1 of Cintas’ Current Report on Form 8-K filed with the SEC on August 16, 2016).

4.1	Amended and Restated Note Purchase Agreement, dated as of March 21, 2017, among G&K Services, Inc. and the Note holders.

99.1	Press Release, dated March 21, 2017, issued by Cintas Corporation.

*	Certain exhibits and schedules have been omitted and Cintas agrees to furnish supplementally to the SEC a copy of any omitted exhibits and schedules upon request.